UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2008

NEXT 1 INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52669	26-3509845
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2400 N Commerce Parkway, Suite 105 Weston, Fl.		33326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Maximus Exploration Corporation
#8-26 Zivova Street
Ternopil, Ukraine 282001
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

General

Next 1 Interactive, Inc. (“Next 1” or the “Company”), a Nevada corporation formerly known as Maximus Exploration Corp. (“Maximus”), is a holding company which, through its wholly-owned subsidiary, Extraordinary Vacations USA, Inc., a Delaware corporation (“EVUSA”), caters to advertisers’ evolving focus on exploiting video opportunities on multiple platforms that address the convergence of internet, television and mobile phone technology. We believe we have positioned our Company to take a leadership role in the newly developing video-centric (“rich media”) online advertising space, by connecting advertisers with suitable online media vehicles and content in which to place their advertising.

Organizational History

On October 9, 2008, we acquired Maximus, a reporting shell company, pursuant to a Share Exchange Agreement (the “Exchange Agreement”) between Maximus, Extraordinary Vacation Group, Inc., a Nevada corporation and a wholly-owned subsidiary of Maximus ("EXVG"), and EXVUSA, a wholly-owned subsidiary of EXVG.

Pursuant to the Exchange Agreement, EXVG exchanged 100% of its shares in EVUSA (the “EVUSA Shares”) for 13 million shares of common stock of Maximus (the “Share Exchange”), resulting in EXVG becoming the majority shareholder of Maximus. EXVG then proceeded to dividend 13 million shares of Maximus common stock to the stockholders of EXVG (“EXVG Stockholders”), on a pro rata basis. As a result of these transactions, EVUSA became a wholly-owned subsidiary of Maximus. Maximus then amended its Certificate of Incorporation to change its name to Next 1 Interactive, Inc. and to authorize 200,000,000 shares of common stock, par value $0.00001 per share, and 100,000,000 shares of preferred stock, par value $0.00001 per share. Such transactions are hereinafter referred to as the “Acquisition.” As of the date of this filing, there is an aggregate of 18,511,500 shares of our common stock outstanding and no preferred shares outstanding.

Upon the consummation of the Acquisition, there were 18,511,500 shares of Maximus’ common stock issued and outstanding, of which 13 million were issued to EXVG Stockholders by way of the dividend described in the preceding paragraph. As a result of the foregoing, EXVG Stockholders own an aggregate of 97.2% of Maximus thereby effecting a change in control of Maximus.

Next 1 conducts all of its business through EVUSA, its wholly-owned subsidiary.

Prior to the Acquisition, Maximus was a shell company with no active operations. Maximus was previously engaged in the exploration of molybdenum mineralization material. The Company was not successful in finding mineralized material and did not generate revenues. At the time of the Acquisition, Maximus was commercially inactive.

On October 10, 2008, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the “Registration Statement”). The Registration Statement is incorporated by reference herein in satisfaction to the Items required to be disclosed under Form 8-K.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See “Explanatory Note; Organizational History” above and incorporated by reference herein.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

PART I

Item 1. Description of Business.

Included in the Registration Statement and incorporated by reference herein.

Item 2. Description of Property.

Included in the Registration Statement and incorporated by reference herein.

Item 3. Legal Proceedings.

Included in the Registration Statement and incorporated by reference herein.

Item 4. Submission of Matters to a Vote of Security Holders.

On September 24, 2008, a majority of the stockholders of Maximus and a majority of the stockholders of EVUSA and EXVG voted in favor of the transactions contemplated by the Exchange Agreement.

PART II

Item 5. Market for Common Equity and Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities.

Market Information

Maximus’ common stock is currently trading on the Over-The-Counter Bulletin Board (OTCBB) under the symbol “MXEX”.

Holders

As of the date of this filing, there are approximately 223 record holders of an aggregate of 18,511,500 shares of our common stock.

Dividends

To date, we have not paid or declared any dividends upon our common stock. We do not intend to pay dividends on our common stock for the foreseeable future, but currently intend to retain any future earnings, if any, to fund the development and growth of our business. The payment of dividends if any, on the common stock will rest solely within the discretion of the Board of Directors and will depend, among other things, upon our earnings, capital requirements, financial condition, and other relevant factors.

Recent Sales of Unregistered Securities

Included in the Registration Statement and incorporated by reference herein.

 Item 6. Management’s Discussion and Analysis or Plan of Operation.

Included in the Registration Statement and incorporated by reference herein.

Item 7. Financial Statements.

Included in the Registration Statement and incorporated by reference herein.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Effective as of the consummation of the Acquisition on October 9, 2008, the Company dismissed Malone & Bailey, P.C., independent registered public auditors (“Malone”) as its registered independent public auditors. Malone had previously been engaged as the registered independent public auditors to audit Maximus’ financial statements and review the Company’s unaudited financial statements. The reason for the dismissal of Malone is that, upon the consummation of the Acquisition on October 9, 2008, (i) the former stockholders of EXVG owned a majority of the outstanding shares of Maximus’ common stock and (ii) Maximus’ primary business unit became the business previously conducted by EVUSA. The Board of Directors of Maximus deemed it practical that EVUSA’s registered independent public auditors be engaged, going forward.

None of Malone’s audit reports on Maximus’ financial statements for each of the past two fiscal years ended February 29, 2008 and February 27, 2007 contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to audit scope or accounting principles. However, Malone’s audit reports on Maximus’ financial statements for the past two fiscal years included Malone’s uncertainty as to the Company’s ability to continue as a going concern. In each of the reports, Malone stated that its “going concern” opinion was made in light of the fact that the Company was a “blank check” company with no operations and had not made any efforts to identify a possible business combination at the time of the Company’s respective financial statements.

The decision to change the Company’s registered independent public auditors was approved by the Company’s board of directors on October 9, 2008.

From February 22, 2007 through October 9, 2008, there were no disagreements between Maximus and Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Malone, would have caused it to make reference to the matter in connection with the firm’s reports.

The Company made the contents of this Current Report on Form 8-K available to Malone and requested it to furnish a letter addressed to the SEC as to whether it agrees or disagrees with, or wishes to clarify our expression of our views, or wished to provide any additional information. Filed hereto as Exhibit 16.1 is Malone’s statement that it has reviewed this Form 8-K and agrees with the statements made by the Company herein.

On October 9, 2008, the Company engaged Kramer, Weisman & Associates, LLP (“Kramer”) as its new registered independent public auditors. The appointment of Kramer was approved by our board of directors on October 9, 2008. During our most recent fiscal year ended February 29, 2008 and the subsequent interim periods through August 31, 2008, the Company did not consult Kramer regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K.

Prior to engaging Kramer, the Company had not consulted Kramer regarding the application of accounting principles to any specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 8A. Controls and Procedures.

Evaluation of disclosure controls and procedures

The Company’s management is responsible for establishing and maintaining a system of disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in the reports that the Company files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

In accordance with Exchange Act Rules 13a-15 and 15d-15, an evaluation was completed under the supervision and with the participation of the Company’s management, including the Company’s principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures as of the end of the period covered by this Report. Based on that evaluation, the Company’s principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed in the Company’s reports filed or submitted under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

Changes in Internal Control over Financial Reporting

There have been no changes to the Company’s internal control over financial reporting that occurred during our last fiscal quarter of the year ended August 31, 2008, that materially affected, or were reasonably likely to materially affect, our internal control over financial reporting.

Limitations on the Effectiveness of Controls

The Company’s management does not expect that their disclosure controls or their internal controls over financial reporting will prevent all error and fraud. A control system, no matter how well conceived and operated, can provide only reasonable, but not absolute, assurance that the objectives of a control system are met. Further, any control system reflects limitations on resources, and the benefits of a control system must be considered relative to its costs. These limitations also include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake.

Item 8B. Other Information.

None.

PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act.

Included in the Registration Statement and incorporated by reference herein.

Audit, Nominating and Compensation Committees

Our Board of Directors has not formally established separate audit, nominating or compensation committees though they perform many of the functions that would otherwise be delegated to such committees. Currently, our Board of Directors believes that the cost of establishing such committees, including the costs necessary to recruit and retain qualified independent directors to serve on our Board of Directors and such committees and the legal costs to properly form and document the authority, policies and procedures of such committees are not justified under our current circumstances. However, we anticipate that our Board of Directors will seek qualified independent directors to serve on the Board and ultimately form standing nominating and compensation committees and nominate other directors to serve on its audit committee.

Code of Ethics

Our Board of Directors has not established a Code of Ethics but intends to do so in the near future.

Compliance with Section 16(a) of the Exchange Act

Not applicable.

Involvement in Certain Legal Proceedings

During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Item 10. Executive Compensation.

Included in the Registration Statement and incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Included in the Registration Statement and incorporated by reference herein.

Item 12. Certain Relationships and Related Transactions; and Director Independence.

Included in the Registration Statement and incorporated by reference herein.

ITEM 3.02. Unregistered Sales of Equity Securities

Included in the Registration Statement and incorporated by reference herein.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

Reference is made to the disclosure made under Item 8 of this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS AND APPOINTMENT OF CERTAIN OFFICER; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors and Officers

Name	Age	Positions Held in Maximus	Term of Office	Served Since
Andriy Volianuk	39	President, Secretary & Treasurer	1 year	09/5/2008

Since September 5, 2008, Mr. Volianuk has been the Company’s president, principal executive officer, secretary, treasurer, principal financial officer, and principal accounting officer. Since 2000, Mr. Volianuk has owned and operated Volja History College, a private college in Ternopil, Ukraine that teaches the history of the Ukraine.

Upon the consummation of the Acquisition on October 9, 2008, Mr. Volianuk submitted his resignation, effective immediately, as a director and officer of the Company.

Election of Directors and Officers

Upon the consummation of the Acquisition on October 9, 2008, the following persons were elected to the Board of Directors of the Company and appointed as officers of the Company:

Person and Anticipated Position:	Age:
James Whyte -- Chairman of the Board	62
William Kerby -- Chief Executive Officer and Vice Chairman	51
David Fisher -- Chief Financial Officer	55
Bradley Heureux -- Chief Marketing Officer and Director	44
Anthony Byron -- Chief Operating Officer and Director	55

Management and Director Biographies

 James Whyte - Chairman:

•
1977- 2008 Entrepreneur in Travel Industry owned and operated over 12 companies as Canadian Marketing Consultants, offices located in Vancouver, Honolulu, and Sydney; including 20 retail Travel Agencies and 1,056 boat slip Marina

James Whyte has 38 years experience in the Travel and Real Estate Industries as senior management, entrepreneur and owner of several Travel and Real Estate related companies. Jim’s experience includes owner of 20 Travel Agents and wholesale travel companies, travel magazines, owner of a Hotels in Australia and San Francisco, printing, marketing, marina's, as well as several real estate developments and ventures worldwide. Jim has lived in Australia, Canada and the USA. His diverse career included supervision of 20- 250 employees at a time.

In the past 5 years he has been President of three companies (continuously during the full 5 years): Globespan (travel) which had 25 employees; Moberly Investments (property management) which had 12 employees; and Lowtian (property development) which had 15 employees.

Over the years, Mr. Whyte was involved in several travel trade associations ACTA, ASTA, SKAL, HVB, ATO, Tourism Canada, etc. He has attended countless travel trade events: ATE (15 times), PowWow (20 times), Rendezvous and WTM (10).

Mr. Whyte was a member of many government committees, focus groups, including: the White House Commission on Tourism & Travel, the Hawaii Visitor Bureau, and Australia Tourism.

William Kerby -Vice Chairman & Chief Executive Officer:

•	2002 - 2008 Acquired Cruise Shoppe and expanded business to Extraordinary Vacation Group Inc as CEO and currently CEO of Next 1 Interactive, Inc.

Mr. William Kerby had many years of professional and general management experience and has developed and built a number of successful corporations. His history includes:

From 2004 to Present -- Mr. Kerby has been the Chairman and CEO of Extraordinary Vacations Group and has overseen the development and operations of both the Travel and Media divisions of the company. Travel operations include Cruise & Vacation Shoppes - a consortium of nearly 200 cruise agencies, Attaché - a Concierge Services agency, Maupintour Extraordinary Vacations - a tour operation, the Travel Magazine - a TV series of 160 travel show and Brands on Demand - a digital media and marketing company.

2002 to 2004 -- Mr. Kerby was Chairman of Cruise & Vacation Shoppes (which included the “Travel Magazine”) after it was acquired by a small group of investors and management from Travelbyus. He was given the mandate to expand the operations focusing on a marketing driven travel model.” In June 2004, Cruise & Vacation Shoppe was merged into Extraordinary Vacations Group.

1999 to 2002 - Founder of Travelbyus a publicly traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 Companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million.

Anthony Michael Byron- Chief Marketing Officer:

•	1986 - 2008 worked for Meridican Incentive Consultants d/b/a Meridican Travel Inc. as President to 8/1/2008

Anthony Byron, a 33 year industry veteran and a respected leader in the motivational incentive travel and event marketing industry. He graduated from York University in Toronto with an Honours Bachelor of Arts Degree.

Mr. Byron has owned and operated various different Travel and Incentive companies, including wholesale tour operations, retail travel, Incentive travel and Event management.  Prior leadership roles in the travel field includes; President of Hemisphere Tours Ltd. (an international tour wholesale package tour operator, employing 7 employees and generating revenues of $5 million), President of Travelsphere Inc./Select Travel Inc. (a retail and Incentive tour company with 55 employees generating over $8 million revenue), and President of The Travel Producers Inc. (a corporate Incentive travel firm which was merged with Meridican in 1986)

He remains active as the President and CEO of Meridican Incentive Consultants, with annual sales of $10 million with 14 full time and over 20 part-time and contract employees.

Mr. Byron joined NextTrip Inc. in August 2008, working with a staff of 15 employees including 5 senior managers.

Bradley Heureux - Chief Marketing Officer:

•	1999-2005 Director Interactive Sales for Comcast Cable Company

•	2005-2008 President and Founder of Digital Media and Marketing Company

Brad Heureux is a 20 year industry veteran and a respected leader in the interactive media and advertising industry. Brad’s prior leadership in the interactive space at Comcast corporate has resulted in development of Interactive Sales platforms that include new business opportunities and advanced advertising models on TV, internet, interactive TV, video on demand and mobile. Brad also directed Comcast’s Google search contract as well as Comcast’s national, regional and local interactive advertising sales teams as part of the $1.4 billion ad sales business, specializing in target TV, broadband, video on demand and emerging advertising platforms.

Earlier in his career, Brad served as president of Off-The-Wall Productions, Inc. an advertising and creative agency. Brad’s prior experience also includes positions at Music Technologies Inc, CBS Infinity, Adnex and National Cable Communications. Currently, he is president of Brands On Demand, a company he founded that specializes in digital media

David Fisher - Chief Financial Officer:

•	2002-2004 Cruise Shoppes, Inc, started as CFO, departed as CFO

•	2006-Americas Realty-started as Business Associate-license still active

•	2008-EXVG, Inc. started as CFO.

David Fisher is a senior business executive in profit and loss management, financial analysis, business development and acquisitions, with over 30 years experience in entrepreneurial, rapid growth and Internet based companies.

Mr. Fisher spent over 20 years as the VP Finance for Rosenbluth International During his tenure he was a member of the executive team that grew the privately owned business from $30 million to over $5 billion in gross revenues and employees from 150 to over 4,500 and 10 offices to over 1200 in 27 countries; 200 of the employees reported to David through 5 key managers.

 In addition, he targeted, directed, closed and integrated over 25 acquisitions and joint ventures worldwide.  Mr. Fisher has broadened his experiences over the past number of years serving as CEO/CFO of a dot.com company, as VP of business development for an applications service provider, as CFO for marketing and internet sales company, and as owner and developer of three restaurants and as a licensed business broker.

ITEM 5.03 AMENDMENT TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Upon the consummation of the Acquisition on October 9, 2008, the Certificate of Incorporation of the Company was amended to change the name of the Company from Maximus to Next 1 Interactive, Inc., and authorized 200,000,000 shares of common stock, par value $0.00001 per share, and 100,000,000 shares of preferred stock, par value $0.00001 per share, effective upon filing of the amendment with the Secretary of State of the State of Nevada.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS.

Upon the consummation of the transactions contemplated by the Exchange Agreement, the Registrant ceased to be a “shell company” a defined in Rule 12b-2 of the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Our audited financial statements for the fiscal years ended February 29, 2008 and February 28, 2007, unaudited financial statements for the three and six month periods ended August 31, 2008 and 2007 and pro form financial statements required by Regulation S-X promulgated by the Securities and Exchange Commission are included in the Registration Statement and are incorporated by reference herein.

Exhibit Number	Description of Exhibits

3.1	Certificate of Incorporation of Maximus. (1)
3.1.1	Amendment to the Certificate of Incorporation of Maximus , dated October 9, 2008 (2)
3.2	Bylaws of Next 1 Interactive, Inc. (2)
10.1	Share Exchange Agreement, dated October 9, 2008, between Maximus , Extraordinary Vacation Group, Inc. and Extraordinary Vacations USA, Inc. (2)
16.1	Letter, dated October 10, 2008, of Malone & Bailey, P.C., registered independent public auditors

(1)	Incorporated by reference from the Company’s Registration Statement on Form SB-2 (SEC File No. 333-136630) filed on August 14, 2006.
(2)	Incorporated by reference from the Company’s Registration Statement on Form S-1 filed on October 9, 2008.

Item 14. Principal Accountant Fees and Services.

Malone & Bailey, P.C.

Malone & Bailey, P.C. (“Malone”) served as Maximus’ registered independent public auditing firm for the period from February 22, 2007 to October 9, 2008. Effective as of October 9, 2008, the Company dismissed Malone as its registered independent public auditors. Malone had previously been engaged by the Company as its registered public auditors to audit Maximus’ financial statements included in the Company’s Annual Reports and to review the Company’s unaudited financial statements included in the Company’s Quarterly Reports. The reason for the dismissal of Malone is that, upon the consummation of the transaction on October 9, 2008, (i) the former stockholders of EXVG owned a majority of the outstanding shares of Maximus’ common stock and (ii) Maximus’ primary business unit became the business previously conducted by EVUSA. It was more practical that EVUSA’ independent auditors be engaged, going forward.

Audit Fees

The aggregate fees billed by Malone for professional services rendered for the audit of Maximus’ annual financial statements and review of the financial statements included in Maximus’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings were $12,000 and $2,500 for the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

Audited-Related Fees

The aggregate fees billed by Malone for assurance and related services related to the audit or review of Maximus’ financial statements were $0 for each of the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

Tax Fees

The aggregate fees billed by Malone for professional services for tax compliance, tax advice, and tax planning were $0 for each of the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

All Other Fees

The aggregate fees billed by Malone for other products and services were $0 for each of the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

Kramer, Weisman & Associates, LLP

Kramer, Weisman & Associates, LLP (“Kramer”), served as EVUSA’s independent registered public auditors for the fiscal years ended February 29, 2008, and the three and six months ended August 31, 2008. On October 9, 2008, they were appointed by the Company’ Board of Directors to serve as the Company’ registered independent public auditing firm.

Audit Fees

The aggregate fees billed by Kramer for professional services rendered for the audit of our annual financial statements and review of financial statements included in the Registration Statement or services that are normally provided in connection with statutory and regulatory filings were $22,500 and $12,500 for fiscal years ended February 29, 2008 and February 28, 2007, respectively.

Audited-Related Fees

The aggregate fees billed by our registered independent public auditors for assurance and related services related to the audit or review of the Company’ financial statements were $5,000 for each of the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $2,000 for each of the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

All Other Fees

The aggregate fees billed by Kramer for other products and services were $2,500 for each of the fiscal years ended February 29, 2008 and February 28, 2007, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 10, 2008		NEXT 1 INTERACTIVE, INC.

	By:	/s/ WILLIAM KERBY
William Kerby Vice Chairman & Chief Executive Officer (Principal Executive Officer)